Exhibit 99.1

Roxane Wergin

Director, Corporate Communications

rwergin@rtix.com

Phone (386) 418-8888

RTI Surgical® Continues to Augment Leadership Team to Accelerate its Strategic Direction

RTI Board Member Jonathon Singer Named Chief Financial and Administrative Officer;

Brings 30 Years of Strategic and Operational Experience to RTI

RTI also Appoints Olivier Visa as President of OEM, Donor Services and Sports and

Julius Aviza as Vice President, Quality Assurance

ALACHUA, Fla. (September 18, 2017) – RTI Surgical Inc. (RTI) (Nasdaq: RTIX), a leading global surgical implant company, announced today three new appointments to its senior leadership team to accelerate the Company’s strategic growth initiatives. They include Jonathon Singer, a member of RTI’s board of directors, as Chief Financial and Administrative Officer, effective October 2, 2017. Outgoing CFO Robert Jordheim will leave the company to pursue new endeavors following a successful transition. RTI also appointed Olivier Visa, formerly Vice President of Global Compounding for Baxter, and Julius Aviza, past Vice President of Global Quality at American Medical Systems, to lead its OEM, Donor Services, Sports business and quality assurance function, respectively.

The new management additions demonstrate another important step toward positioning RTI for continued progress in executing its strategic transformation plan. The augmented leadership team has decades of highly specialized functional and industry expertise, along with a diverse skill set that is aligned to build on RTI’s recent strong performance and to advance its progress toward returning RTI to long-term sustainable growth and profitability. Each leader will play a critical role in further developing their respective functional excellence, streamlining RTI’s businesses, upgrading its processes and reinforcing a culture that is laser focused on the customer.

New Chief Financial and Administrative Officer

Mr. Singer, an RTI board member since May 2016, will resign from the board to focus on his new role, which includes managing the company’s financial operations and overseeing RTI’s information technology, legal and business development functions. He will report to RTI Chief Executive Officer Camille Farhat.

“As we continue to implement our long-term growth strategy, we need the right team to accelerate and solidify our progress,” said Mr. Farhat. “I am particularly proud to welcome Jonathon who already has been a valuable contributor to RTI’s progress as one of our board members. His intricate knowledge of RTI combined with his broad business experience and deep background in strategic planning, finance, operations, IT, investor communications and business development will bring a new dimension to his role and help us accomplish the significant work ahead of us.”

Mr. Singer has more than 30 years of leadership experience at publicly-traded health care and pharmaceutical organizations. Previously, he was Executive Vice President and Chief Financial Officer at Sagent Pharmaceuticals, a producer of generic injectable products that won numerous awards for growth and innovation during his tenure. Mr. Singer also served as CFO of Landauer, a radiation safety products and services provider, and as Vice President for Global Finance and CFO of the Medical Segment at specialty medical device company, Teleflex. A certified public accountant, he has held finance, accounting and operations roles at Cardinal Health, R.R. Donnelley & Sons and KPMG.

“I would like to extend my appreciation and gratitude to Rob Jordheim for his service as CFO and interim CEO,” said Mr. Farhat. “His commitment to RTI’s mission has contributed to putting us back on the path toward growth. We all wish Rob the best in his future endeavors.”

Additional Leadership Appointments

Further building out its management team, RTI appointed Olivier Visa as its President of OEM, Donor Services and Sports, and Julius Aviza to the role of Vice President, Global Quality Assurance. Mr. Visa has 25 years of commercial leadership experience in the global health care industry, with a focus on transforming businesses and building sustainable value. He joins RTI from Baxter Healthcare Corporation, where he was Vice President of Global Compounding, responsible for overseeing global profitability improvement of the outsourcing pharmacy business and ensuring that operations, quality and research and development focused on patient safety and innovation. Mr. Visa succeeds Roger Rose, President of Donor Services and OEM, who is leaving RTI to seek new opportunities.

Mr. Aviza, who previously was Vice President of Global Quality at American Medical Systems (AMS), has over 20 years of global Quality Assurance and leadership experience focused on building and implementing scalable quality systems. His expertise spans the medical devices sector, across new product development, sustaining engineering and operations. He has a track record of resolving quality and compliance issues and driving organizational effectiveness for multiple medical device companies including AMS, Allergan, GE Healthcare, Baxter and Abbott Laboratories. Mr. Aviza succeeds Bryan Martin, Vice President of Quality, who is leaving RTI to pursue other opportunities.

“Olivier and Julius are highly experienced executives with proven success in the health care sector who share our values of a customer-focused culture built around speed, competence, and predictable execution and growth,” said Mr. Farhat. “Olivier will be critical to furthering growth in RTI’s OEM business and driving operational excellence and profitability in its tissue business. Julius will work vigorously to ensure that our quality systems are at industry-leading standards while simplifying our processes to create a solid platform from which we can grow.”

He added: “I would like to thank Roger for his years of service to RTI’s customers and patients, and his passion for maximizing the gift of life and his leadership in initiating our operational excellence efforts with our valued partners on the tissue business. I also would like to thank Bryan for his hard work in stepping in and stabilizing our quality function.”

RTI continues to augment its leadership team having recently announced the appointments of Paul Montague as Vice President, Human Resources and Enrico Sangiorgio as Vice President & General Manager, International Markets. RTI is also recruiting for top research and development positions.

About RTI Surgical, Inc.

RTI Surgical is a leading global surgical implant company providing surgeons with safe biologic, metal and synthetic implants. Committed to delivering a higher standard, RTI’s implants are used in sports medicine, general surgery, spine, orthopedic, and trauma procedures and are distributed in nearly 50 countries. RTI is headquartered in Alachua, Fla., and has four manufacturing facilities throughout the U.S. and Europe. RTI is accredited in the U.S. by the American Association of Tissue Banks and is a member of AdvaMed. For more information, please visit www.rtix.com.

Forward Looking Statement

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on management’s current expectations, estimates and projections about our industry, our management’s beliefs and certain assumptions made by our management. Words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” variations of such words and similar expressions are intended to identify such forward-looking statements. In addition, except for historical information, any statements made in this communication about anticipated financial results, growth rates, new product introductions, future operational improvements and results or regulatory actions or approvals or changes to agreements with distributors also are forward-looking statements. These statements are not guarantees of future performance and are subject to risks and uncertainties, including the risks described in public filings with the U.S. Securities and Exchange Commission (SEC). Our actual results may differ materially from the anticipated results reflected in these forward-looking statements. Copies of the company’s SEC filings may be obtained by contacting the company or the SEC or by visiting RTI’s website at www.rtix.com or the SEC’s website at www.sec.gov.